Exhibit 10.2

FOURTH AMENDMENT TO CREDIT AGREEMENT

FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of May 10, 2013, among Summit Hotel OP, LP (the “Borrower”), Deutsche Bank AG New York Branch, as administrative agent (the “Administrative Agent”), and the financial institutions party to the Credit Agreement referred to below (collectively, the “Lender Parties”).

PRELIMINARY STATEMENTS:

(1)                                 The Borrower, Summit Hotel Properties, Inc. (the “Parent Guarantor”), the other guarantors named therein, Administrative Agent, and the Lender Parties have entered into that certain Credit Agreement dated as of April 29, 2011, as amended by (i) that certain First Letter Amendment dated as of August 15, 2011, (ii) that certain Second Letter Amendment and Limited Waiver dated as of October 21, 2011, and (iii) that certain Third Amendment to Credit Agreement dated as of May 16, 2012 (as so amended, the “Credit Agreement”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)                                 The Borrower, the Administrative Agent and the Lenders have agreed to amend the Credit Agreement on the terms and subject to the conditions hereinafter set forth.

SECTION 1.                            Amendments to Credit Agreement.  The Credit Agreement is, upon the occurrence of the Fourth Amendment Effective Date (as defined in Section 4 below), hereby amended as follows:

(a)                                 Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definitions in their entirety to read as follows:

“Cash Management Agreement” means the Cash Management Agreement among the Borrower, the Subsidiary Guarantors, the TRS Lessees identified therein and the Administrative Agent, for the ratable benefit of the Secured Parties, dated as of the Closing Date, in substantially the form of Exhibit K hereto, as amended from time to time, or such alternative agreement in form and substance satisfactory to the Administrative Agent.

“Termination Date” means the earlier of (a) May 18, 2015, subject to the extension thereof pursuant to Section 2.16 and (b) the date of termination in whole of the Revolving Credit Commitments, the Swing Line Commitment and the Letter of Credit Commitments pursuant to Section 2.05 or 6.01.

“Total Borrowing Base Value” means, at any date of determination, the sum of the Borrowing Base Values of all Borrowing Base Assets; provided, however, that the following asset concentration restrictions shall apply to the calculation of Total Borrowing Base Value: (i) no less than fifteen (15) Hotel Assets must, at all times, qualify as Borrowing Base Assets or the Total Borrowing Base Value shall be deemed to be zero ($0.00); (ii) the maximum Borrowing Base Value allocable to any individual Borrowing Base Asset shall not exceed 20% of the Total Borrowing Base Value (provided, that to the extent such limitation is exceeded, the value of such of such Asset shall be removed from the calculation of the Total Borrowing Base Value to the extent of such excess); (iii) the maximum Borrowing Base Value allocable to Borrowing Base Assets located in any single metropolitan statistical area shall not exceed 20% of Total Borrowing Base Value; provided, that for the metropolitan statistical area of New Orleans, Louisiana, prior to May 21, 2014, such percentage shall be 30% of Total Borrowing Base Value (provided further, that in each case, to the extent such limitation is exceeded, the value of such of such Assets shall be removed from the calculation of the Total Borrowing Base Value to the extent of such excess); and (iv) no more than 15% of Total Borrowing Base Value shall be allocable to Borrowing Base Assets subject to Qualifying Ground Leases (provided, that to the extent such limitation is exceeded, the value of such of such Assets shall be removed from the calculation of the Total Borrowing Base Value to the extent of such excess).

(b)                                 Section 1.01 of the Credit Agreement is hereby amended by adding thereto the following new definition in the appropriate alphabetical order:

“Permitted Recourse Debt” means Recourse Debt (exclusive of Indebtedness of any Subsidiary of the Parent Guarantor that directly or indirectly holds the fee or leasehold interest in any Borrowing Base Asset) that is not secured by any Lien (other than (i) a Lien on the Equity Interests of a Property-Level Subsidiary that directly or indirectly does not hold any fee or leasehold interest in any Borrowing Base Asset, and (ii) a mortgage Lien granted by such Property-Level Subsidiary, as mortgagor, pursuant to the terms of the loan documents evidencing such Recourse Debt) and that is in an aggregate principal amount not to exceed $100,000,000 at any time outstanding.

(c)                                  Section 2.17(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) The Borrower may, at any time (but no more than once in any consecutive 12-month period), by written notice to the Administrative Agent, request an increase in the aggregate amount of the Revolving Credit Commitments by not less than $5,000,000 (each such proposed increase, a “Commitment Increase”) to be effective prior to May 18, 2015 (the “Increase Date”) as specified in the related notice to the Administrative Agent; provided, however, that (i) in no event shall the aggregate amount of the Commitments at any time exceed $200,000,000, and (ii) on the date of any request by the Borrower for a Commitment Increase and on the related Increase Date, the applicable conditions set forth in Article III shall be satisfied.”

(d)                                 Section 5.02(a) of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (viii) thereof, (ii) renumbering clause (ix) thereof to be clause “(x)”, and inserting the following new clause (ix) immediately following clause (viii) thereof:

“(ix)  Liens securing Permitted Recourse Debt permitted under Section 5.02(b)(vi), which Liens do not affect any direct or indirect ownership interest in any Borrowing Base Asset; and”

(e)                                  Section 5.02(b) of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (v) thereof, (ii) renumbering clause (vi) thereof to be clause “(viii)”, and inserting the following new clauses (vi) and (vii) immediately following clause (v) thereof:

“(vi)  Permitted Recourse Debt;

(vii)  in the case of the Parent Guarantor and the Borrower, any Contingent Obligation consisting of a guaranty of payment Obligations under any Franchise Agreement; and”

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(f)                                   Section 5.02(k) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(k)                           Payment Restrictions Affecting Subsidiaries.  Directly or indirectly, enter into or suffer to exist, or permit any of its Subsidiaries to enter into or suffer to exist, any agreement or arrangement limiting the ability of any of its Subsidiaries to declare or pay dividends or other distributions in respect of its Equity Interests or repay or prepay any Indebtedness owed to, make loans or advances to, or otherwise transfer assets to or invest in, the Borrower or any Subsidiary of the Borrower (whether through a covenant restricting dividends, loans, asset transfers or investments, a financial covenant or otherwise), except (i) the Loan Documents, (ii) any agreement or instrument evidencing Non-Recourse Debt or Permitted Recourse Debt, provided that the terms of such Indebtedness, and of such agreement or instrument, do not restrict distributions in respect of Equity Interests in Subsidiaries directly or indirectly owning Borrowing Base Assets, and (iii) any agreement in effect at the time such Subsidiary becomes a Subsidiary of the Borrower, so long as such agreement was not entered into solely in contemplation of such Person becoming a Subsidiary of the Borrower.”

(g)                                  Section 5.02(m) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(m)                       Negative Pledge.  Enter into or suffer to exist, or permit any of its Subsidiaries to enter into or suffer to exist, any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its property or assets (including, without limitation, any Borrowing Base Assets), except (i) in connection with any Existing Debt, (ii) pursuant to the Loan Documents or (iii) in connection with (A) any Non-Recourse Debt or Permitted Recourse Debt, provided that the terms of such Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, do not provide for or prohibit or condition the creation of any Lien on any Borrowing Base Assets and are otherwise permitted by the Loan Documents, (B) any purchase money Indebtedness permitted under Section 5.02(b)(iii)(A) solely to the extent that the agreement or instrument governing such Indebtedness prohibits a Lien on the property acquired with the proceeds of such Indebtedness, (C) any Capitalized Lease permitted by Section 5.02(b)(iii)(B) solely to the extent that such Capitalized Lease prohibits a Lien on the property subject thereto, or (D) any Indebtedness outstanding on the date any Subsidiary of the Borrower becomes such a Subsidiary (so long as such agreement was not entered into solely in contemplation of such Subsidiary becoming a Subsidiary of the Borrower).”

SECTION 2.                            Representations and Warranties.  The Borrower hereby represents and warrants that the representations and warranties contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) are true and correct on and as of the Fourth Amendment Effective Date (defined below), before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case as of such earlier date).

SECTION 3.                            Conditions of Effectiveness.

This Amendment shall become effective as of the first date (the “Fourth Amendment Effective Date”) on which, and only if, each of the following conditions precedent shall have been satisfied:

(a)                                 The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent:

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(i)                                     (x) counterparts of this Amendment executed by the Borrower, the Administrative Agent and all Lenders, or, as to any of such Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, and (y) the consent attached hereto (the “Consent”) executed by each of the Guarantors.

(ii)                                  A certificate of the Secretary or an Assistant Secretary of (i) the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and (ii) each Guarantor certifying the names and true signatures of the officers of such Guarantor authorized to sign the Consent.

(b)                                 The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Fourth Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date other than the Fourth Amendment Effective Date, in which case as of such specific date).

(c)                                  No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default or an Event of Default.

The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein.  This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

SECTION 4.                            Reference to and Effect on the Loan Documents.  (a)  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)                                 The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5.                            Costs and Expenses.  The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

SECTION 6.                            Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this letter by facsimile or as an attachment to an electronic mail message in .pdf, .jpeg, .TIFF or similar electronic format shall be effective as delivery of a manually executed counterpart of this letter for all purposes.

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SECTION 7.                            Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(Signature pages follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

SUMMIT HOTEL OP, LP,
a Delaware limited partnership

By:	SUMMIT HOTEL GP, LLC,
a Delaware limited liability company,
its general partner

	By:	SUMMIT HOTEL PROPERTIES, INC.,
a Maryland corporation,
its sole member

		By:	/s/ Christopher Eng
			Name:	Christopher Eng
			Title:	Secretary

(Signatures continued on next page)

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Agreed as of the date first above written:

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent, Initial Issuing Bank,
Swing Line Bank and a Lender

By:	/s/ Joanna Socihar
	Name:	Joanna Socihar
	Title:	Vice President

By:	/s/ Perry Forman
	Name:	Perry Forman
	Title:	Director

(Signatures continued on next page)

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REGIONS BANK,
as a Lender

By:	/s/ Michael Mellott
Name: Michael R. Mellott
Title: Director

(Signatures continued on next page)

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ROYAL BANK OF CANADA,
as a Lender

By:	/s/ G. David Cole
Name: G. David Cole
Title: Authorized Signatory

(Signatures continued on next page)

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KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ James Komperda
Name: James Komperda
Title: Vice President

(Signatures continued on next page)

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U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Scott C. De Jong
Name: Scott C. De Jong
Title: Vice President

(Signatures continued on next page)

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CITIBANK, N.A.,
as a Lender

By:	/s/ John C. Rowland
Name: John C. Rowland
Title: Vice President

(Signatures continued on next page)

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CONSENT

Dated as of May 10, 2013

Each of the undersigned, as a Guarantor under the Guaranty set forth in Article VII of the Credit Agreement dated as of April 29, 2011, in favor of the Lender Parties party to the Credit Agreement referred to in the foregoing Fourth Amendment to Credit Agreement, hereby consents to such Fourth Amendment to Credit Agreement and hereby confirms and agrees that notwithstanding the effectiveness of such Fourth Amendment to Credit Agreement, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.  Without limitation of the foregoing, each Guarantor hereby ratifies the Credit Agreement as amended to date.

SUMMIT HOTEL PROPERTIES, INC.,
a Maryland corporation

By:	/s/ Christopher Eng
Name: Christopher Eng
Title: Secretary

SUMMIT HOSPITALITY I, LLC,
a Delaware limited liability company

By:	/s/ Christopher Eng
Name: Christopher Eng
Title: Secretary

(Signatures end)

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